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                                                                     EXHIBIT 10a

                               SECOND AMENDMENT TO
             SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

         THIS SECOND AMENDMENT (the "Amendment"), dated as of March 24, 2003, is entered into among ArvinMeritor Receivables Corporation, a Delaware corporation (the "Seller"), ArvinMeritor, Inc., an Indiana corporation (the "Initial Collection Agent," and, together with any successor thereto, the "Collection Agent"), the Related Committed Purchasers party hereto (the "Related Committed Purchasers"), Giro Balanced Funding Corporation ("GBFC"), La Fayette Asset Securitization LLC ("La Fayette"), Amsterdam Funding Corporation ("Amsterdam"), the other Conduit Purchasers from time to time party hereto, Credit Lyonnais, acting through its New York Branch, as agent for the Purchasers (the "Agent") and as a Purchaser Agent, Bayerische Landesbank, New York Branch ("BayernLB"), as a Purchaser Agent and ABN AMRO Bank N.V. ("ABN AMRO"), as a Purchaser Agent.

         Reference is hereby made to that certain Second Amended and Restated Receivables Sale Agreement, dated as of September 26, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"), among the Seller, the Initial Collection Agent, Amsterdam, GBFC, La Fayette, the other Conduit Purchasers from time to time party thereto, the Agent, BayernLB, ABN AMRO and the other Purchaser Agents from time to time party thereto. Terms used herein and not otherwise defined herein which are defined in the Sale Agreement or the other Transaction Documents (as defined in the Sale Agreement) shall have the same meaning herein as defined therein.

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 2, upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and it hereby is, amended as follows:

                  (a) The defined term "Dilution Horizon Ratio Period" appearing in Schedule I to the Sale Agreement is amended in its entirety to be and to read as follows:

                           "Dilution Horizon Ratio Period" means, at any time
                  the same is to be determined, the four most recently completed calendar months.

                  (b)      The defined term "Dilution Ratio Period" appearing in
         Schedule I to the Sale Agreement is amended in its entirety to be and to read as follows:

                           "Dilution Ratio Period" means, at any time the same
                  is to be determined, the calendar month four months prior to the most recently completed calendar month.

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                  (c)      The defined term "Performance Trigger Period"
         appearing in Schedule I to the Sale Agreement is amended in its entirety to be and to read as follows:

                           "Performance Trigger Period" means the period of time
                  commencing on the date the Dilution Ratio exceeds 7.25% and ending on the date the Dilution Ratio is 6.75% or less for three consecutive calendar months.

                  (d) Clause (f) of the defined term "Termination Event" appearing in Schedule I to the Sale Agreement is amended in its entirety to be and to read as follows:

                           (f) the average Delinquency Ratio for the three most recently completed calendar months exceeds 5%, the average Default Ratio for the three most recently completed calendar months exceeds 7%, the average Dilution Ratio for the three most recently completed calendar months exceeds 6.50%, the Loss-to Liquidation Ratio exceeds 2.5% or the average Turnover Ratio for the three most recently completed calendar months exceeds 90 days; or

         Section 2. The Agent and the Purchaser Agents hereby consent to the addition of Zeuna Staerker USA, Inc. as a new Originator under the Sale Agreement and the Purchase Agreement; provided, however, that the foregoing consent shall be effective only upon receipt by the Agent of the items specified in Section 7.3(a) of the Sale Agreement (other than Section 7.3(a)(ii) (but only with respect to the Agent's first priority security interests in the Lock-Box Accounts) and Section 7.3(a)(vi) thereof) with respect to such new Originator.

         Section 3. Not later than 30 days following the date hereof, the Seller shall have (i) opened a deposit account at Bank One, NA (the "New Account"), (ii) delivered to the Agent evidence of the agreement between the Seller and Bank of America providing for the sweep of all outstanding balances on deposit from Account No. 733841566 maintained at Bank of America (the "B of A Account") to the New Account on each Business Day and (iii) delivered to the Agent an acknowledgment to that certain Lockbox Agreement dated as of September 26, 2002 which subjects the New Account to the provisions thereof. Not later than 90 days following the date hereof, the Seller shall deliver to the Agent evidence that the Seller notified each of the Obligors currently submitting payments electronically to the B of A Account to remit all future payments to the New Account and that all such obligors shall have commenced the remittance of payments to the New Account. The Seller acknowledges and agrees that the failure to comply with the foregoing within such specified period shall constitute a Termination Event under the Agreement.

         Section 4. This Agreement shall become effective only once the Agent has received, in form and substance satisfactory to the Agent, all documents and certificates as the Agent may be reasonably request and all other matters incident to the execution hereof are satisfactory to the Agent.

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         Section 5.   To induce the Agent and the Related Committed Purchasers
to enter into this Amendment, the Seller and Collection Agent represent and warrant to the Agent and the Related Committed Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Collection Agent, enforceable against the Seller and the Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Collection Agent of this Amendment or the performance by the Seller or the Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

         Section 6. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         Section 7. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Related Committed Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

         Section 8. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                    CREDIT LYONNAIS, acting through its New York
                                      Branch, as the Agent and as a Purchaser
                                      Agent

                                    By: ________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                    BAYERISCHE LANDESBANK, New York Branch,
                                      as a Purchaser Agent

                                    By: ________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                    By: ________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                    ABN AMRO BANK N.V., as a Purchaser Agent

                                    By: ________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                    By: ________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

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                                    ARVINMERITOR RECEIVABLES CORPORATION, as
                                      the Seller

                                    By: ________________________________________
                                       Name:____________________________________
                                       Title: __________________________________

                                    ARVINMERITOR, INC., as the Initial
                                      Collection Agent

                                    By: ________________________________________
                                       Name:____________________________________
                                       Title: __________________________________

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